PharmAthene

Dedicated to a safer world



Proposed Merger with Healthcare Acquisition Corp.

January 2007

AMEX: HAQ

Safe Harbor Statement

PharmAthene

Except for the historical information contained herein, this presentation contains among other things, certain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties. Such statement may include, without limitation, statements with respect to the Company's plans, objectives, expectations and intentions and other statements identified by words such as "may", "could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans" or similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties, including those detailed in the Company's filings with the Securities and Exchange Commission. Actual results, including, without limitation, actual sales results, if any, may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company's control).

Transaction Summary

PharmAthene

Acquirer:	Healthcare Acquisition Corp (AMEX: HAQ)
Target:	PharmAthene, Inc. (PTHN)
Proposed Transaction:	HAQ to acquire 100% equity of PharmAthene
Consideration:	12.5M shares $12.5M debt
Pro Forma Ownership:	PTHN 52% HAQ 48%
Proceeds:	$68M cash remains to execute growth strategy
Timing:	Proxy filing January; expected closing mid-2007 (subject to SEC review)

Investment Highlights

PharmAthene

- PharmAthene is a leader in the biodefense industry
  - $10B industry by 2011
- Advanced product pipeline
  - Valortim™ for anthrax and Protexia® for nerve agents
- Strong management team, industry backers and sponsorship
  - David P. Wright, senior executive experience at MedImmune, Glaxo
- Near-term revenue strategy
  - Product launches anticipated 2008/2009
- Compelling transaction
  - $68M to remain with company to execute growth strategy







Agenda:

Compelling Investment Opportunity…

PharmAthene

- Targeting a multi-billion dollar critical market opportunity
- Industry-leading biodefense capabilities
- Two best-in-class products
- Clear growth strategy; compelling transaction






Large, Growing Biodefense Markets

PharmAthene

Civilian (DHHS, DHS)

Annually 2003 to 2006	$5B
Project BioShield to 2013	$5.6B

Military (DoD)

2006 to 2011	$9.9B

International

Percent of U.S. market	~25-50%

Targeting multi-billion dollar critical market opportunity

*Source: MedaCorp Reports *Chemical & Biological Defense Program – Oct 2005*

Biodefense Model: Advantages

PharmAthene

	Traditional Model	Biodefense Model
Preclinical development	4-6 years; >$25M	1-2 years; <$10M
Total development costs	>$500M	<$150M
Grant support	Typically <5%	Up to 100%
Approval track	Phase I, II, III Human trials	Animal rule
Commercialization procurement	Post-FDA approval	Pre-FDA approval

Significant time/cost advantage for commercialization vs. traditional model

Agenda:

Compelling Investment Opportunity

PharmAthene

- Targeting a multi-billion dollar critical market opportunity
- Industry-leading biodefense capabilities
- Two best-in-class products
- Clear growth strategy; compelling transaction






Experienced Management Team

PharmAthene

- Senior management with a proven track record
  - Experience in winning significant government contracts
  - Commercialized 30 pharma/biotech products generating >$4B in revenue
  - Reputation for creating new market opportunities
- Strong relationships with Government agencies (DHS, DHHS, DoD)
  - Instrumental in drafting legislation (BARDA)
  - Key collaborator with FDA/USAMRIID on animal model development
  - David Wright, CEO, Co-Chairman of the Alliance for Biosecurity

Team collectively developed, launched **30** pharmaceutical products

Board of Directors – Post Merger

PharmAthene

John Pappajohn, Chairman – Healthcare Acquisition Corp.

James Cavanaugh, Ph.D., Director – HealthCare Ventures, LLC

Elizabeth Czerepak, Director – Bear Stearns Health Innoventures

Joel McCleary, Director – Four Seasons Ventures, LLC

Steven St. Peter, M.D., Director – MPM Capital

Derace L. Schaffer, M.D., Director – Healthcare Acquisition Corp.

David P. Wright, Director – PharmAthene, Inc.

Participative Board with extensive congressional ties

Business Strategy
Emulating Defense Model

PharmAthene

1. Build strong core product portfolio
- strict criteria

2. Attain material non-dilutive funding
– rapidly advance development


PharmAthene

3. Expand customer base/reach
– Gov't / corporate / private purchasers

4. Leverage technology
– diversify beyond pure-play biodefense

Agenda:

Compelling Investment Opportunity

PharmAthene

- Targeting a multi-billion dollar critical market opportunity
- Industry-leading biodefense capabilities
- Two best-in-class products
- Clear growth strategy; compelling transaction






Two Best-in-Class Products

PharmAthene

1 Valortim™
Anthrax



2 Protexia®
Nerve agent countermeasure



Anthrax – The Unmet Need

PharmAthene

- Catastrophic threat in urban setting
  - 1kg → 380,000 people infected
- Existing treatment: antibiotics – limited effectiveness
  - expect 40-50% fatality
  - genetic engineering → antibiotic resistant
- Vaccines also problematic
  - multiple doses over several weeks/months
  - inadequate for
    - first responders
    - broad civilian defense



Our Anthrax Solution: Valortim™

- Fully human MAb with unique mechanism of action



Advantages

- Potent anthrax toxin neutralizing activity
- Capable of neutralizing both free and cell-bound anthrax toxin
- Unique mechanism of action same as vaccine induced immunity
- Efficacious as prophylaxis & therapy

Prophylactic and Therapeutic Studies Show Valortim™ is Highly Efficacious

PharmAthene

Model	Animal	Time to Treatment	Survival
Prophylaxis	Rabbits	1 hr post-exposure	85%
Prophylaxis	Monkeys	1 hr post-exposure	100%
Treatment	Rabbits	24 hrs post-exposure	89%
Treatment	Rabbits	48 hrs post-exposure	42%
Control	All Above	All Above	0%

Two Best-in-Class Products

PharmAthene

1 Valortim™
Anthrax



2 Protexia®
Nerve agent countermeasure



Nerve Agents – The Unmet Need

PharmAthene

- Readily available including
  - Sarin, Soman, Tabun, VX
- Rapid morbidity and mortality
- No adequate vaccine or therapy currently available
  - current standard of care – atropine, 2-PAM, diazepam



Sarin



VX



Our Nerve Agent Solution: Protexia®

PharmAthene

- Recombinant version of human BChE



Mimics natural "bioscavenger"

Advantages

- Protection pre-and post-exposure
- Protection against broad spectrum of nerve agents
- Superior efficacy to standard of care
- No observable neurological deficits
- Transgenic platform permits significant improvement in production yield

Conventional Treatment
Does Not Prevent Neurological Toxicity

PharmAthene

Conventional Treatment



Guinea pig exposed to only 1.5 x LD_{50} Soman and immediately given the conventional treatment of atropine / 2-PAM / Diazapam

Protexia® Provides Superior Survival and Prevents Neurological Toxicity

PharmAthene

Our Solution



Guinea pig pretreated with Protexia® and then 18 hrs. later exposed to <u>5.5</u> x LD_{50} of Soman

Agenda:
A Compelling Investment Opportunity

PharmAthene

- Targeting a multi-billion dollar critical market opportunity
- Industry-leading biodefense capabilities
- Two best-in-class products
- Clear growth strategy; compelling transaction






Growth Strategy

PharmAthene

1

Grow leadership position in biodefense

- Develop portfolio of best-in-class products addressing high priority gov't needs
- Add commercial products to biodefense portfolio

2

Broaden portfolio through business development

- Utilize existing infrastructure to develop new drugs
- Selectively acquire other companies/drugs/products that meet our criteria
- Pursue licensing opportunities for other products

3

Leverage infrastructure → commercial markets

- Shift potential revenue/customer mix from government to consumer
- Out-license potential products to international collaborators
- Develop existing products for other potential therapeutic treatments

Recent Contracts Validate Model

PharmAthene

- Awarded Protexia® DoD contract Sept. 06
  - Provides up to $213M
  - Protexia® selected in competitive bid process
- Awarded NIH and other government funding
  - Total NIH grant funding to date: ~$10M
  - Total gov't monies awarded to PTHN: up to $246M
- Anticipate new anthrax RFP in 2Q'07
  - DHHS Implementation Plan unveiled Jan/Feb
  - Expect anthrax to be priority focus

Milestones

PharmAthene

Event*	Date
Valortim™ therapeutic data	Q1 07
Anthrax RFP solicitation	Q2 07
Valortim™ NIAID contract ($14M)	Q2 07
Complete Protexia® process development	Q2 07
Protexia® Alzheimer's proof of concept	Q4 07
Anthrax RFP award	Q2 08
Initiate pivotal Protexia® animal tox study	Q2 08
File Protexia® IND	Q4 08







**The Milestones listed above are targets established by the Company. The achievement of these milestones are subject to specific events, many of which are not within the control of the Company. There can be no assurance that the events will occur within the time frames indicated.*

Financial Overview

PharmAthene

- Premier healthcare venture capital presence ~$65 million

- Investment in development of the PharmAthene business:
  - ~$1M / month

- Pro forma cash of $68M (estimated at closing)

- Defense model allows sale of product prior to FDA approval

- Projected revenue of $67.5M and $213.0M in 2008 and 2009, respectively*

*2008 revenues are weighted to 2H08 and could be recognized in 2009. See end note.

Financial Overview

PharmAthene

Pro Forma Ownership

(shares in thousands)

Basic Shares	Pro Forma Shares O/S
Existing shares (HAQ)	11,650
New shares issued (PharmAthene)	12,500
Total shares outstanding	24,150



48%
52%

Fully-Diluted Shares*	
Basic Shares	24,150
Warrants	9,400
UPO shares	225
UPO warrants	225
Convertible debt	1,250
Fully-diluted shares outstanding (pro forma)	35,250



68%
27%
5%

**Note: Excludes new incentive stock option pool of 3.0M shares, or 7.8% of fully-diluted shares.*

Financial Overview

PharmAthene

Illustrative Transaction Valuation

(shares in thousands, $ in millions)

Healthcare Acquisition Corp. price per share (1/22/07)[1]	$7.40
Pro forma basic shares outstanding	24,150
Pro forma basic market capitalization	$178.7
Plus: aggregate in-the-money of 9.4 million warrants	$13.2[2]
Pro forma diluted market capitalization	$191.9
Minus: estimated cash at closing	($68.0)
Plus: assumption of convertible debt (at par)[3]	$12.5
Implied pro forma enterprise value[4]	$136.4

Footnotes 1-4, see End Notes later in this presentation.

Financial Overview

PharmAthene

Selected Comparable Company Revenue Multiples

Biotechnology public company valuation analysis	Enterprise Value/ Revenue[1] 2008	Enterprise Value/ Revenue[1] 2009
Cangene Corp.	4.2X	3.5X
Emergent BioSolutions, Inc.	1.6X	1.4X
BioCryst Pharmaceuticals Inc.	8.0X	5.5X
AVI Biopharma Inc.	6.3X	6.3X
SIGA Technologies Inc.	16.0X	NM
High	16.0x	6.3x
Mean	7.2x	4.2x
Median	6.3x	4.5x
Low	1.6x	1.4x
PharmAthene implied EV/Rev multiple[2]	**2.0X**	**0.6X**

(1) Comparable company multiples calculated using Wall Street research analyst estimates and enterprise values as of January12, 2007.

(2) Implied revenue multiples based on illustrative enterprise value on prior page and PharmAthene 2008 and 2009 projected revenues. See End Note. Implied near-term revenue multiples of companies in the biotechnology industry can vary for a number of reasons inclusing, among other things, relative profitability, risk and long-term growth potential.

In Summary

A Compelling Investment Opportunity

PharmAthene

- Industry-leading biodefense company
  - Initial focus in biodefense with expansion into broader markets
- Best-in-class products for high priority biodefense needs
  - Valortim™ for anthrax and Protexia® for nerve agents
- Impressive funding record, focused business strategy
  - Gov't funding: up to $250M; VC funding: ~$65M
- Experienced management team and strong Board of Directors
  - Management team with 30 products commercialized
- Clear growth strategy emphasizing early revenue
  - Commercial launches in 2008/2009





PharmAthene

End Notes

Notes from "Financial Overview, Illustrative Transaction"

- *Note that prior to closing of the transaction, market price per share may be impacted by HAQ shareholders' right to convert shares into cash as described in the HAQ Prospectus dated July 29, 2005.*
- *For illustrative purposes only. This illustrative value is equal to the aggregate difference between the value of the HAQ common shares underlying the warrants at the market price on January 22, 2007 and the aggregate exercise proceeds. By including this illustrative valuation, HAQ and PharmAthene are not taking a point of view as to the proper valuation of the warrants.*
- *Matures in 24 months and convertible at $10.00 per share.*
- *Excludes the expected value of up to $10 million of cash payments payable to PharmAthene shareholders upon the achievement of certain milestones.*

The potential revenue information provided for herein is a forward looking statement that is provided by PharmAthene to express its best estimate of potential revenue. The information is based upon assumptions that have been made by PharmAthene with respect to, among other things, (i) availability of therapeutic data, (ii) release of government request for proposals, and (iii) award of government contracts. Although PharmAthene believes that these assumptions are valid at the current time, the validity of these assumptions and the occurrence of many of the events necessary for the revenues to be achieved are not under the control of PharmAthene. If any events occur, including, but not limited to any delays by the government in the request for proposals or the award of contracts, the failure by PharmAthene to be awarded any particular contract, the completion of process development of product or adequate funding of the Company, then PharmAthene may not be able to achieve the targeted revenue figures by the times indicated, if at all. Also, if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially. Accordingly, you are urged to view these figures as PharmAthene targets rather than projections of actual performance and you are cautioned not to place undue reliance on forward looking information which speaks only as of the date hereof. PharmAthene will not necessarily notify any recipients of the information provided herein if any of the assumptions change. Forward looking information provided herein is subject to all of the provisions and protections afforded by the Private Securities Litigation Reform Act of 1995.

PharmAthene

Dedicated to a safer world



Proposed Merger with Healthcare Acquisition Corp.

January 2007

AMEX: HAQ